Exhibit 99.1

 Photronics, Inc.Merchant Photomask Leader  20th Annual Needham Growth ConferenceJanuary 17, 2018

 Safe Harbor Statement  This presentation and some of our comments may contain projections or other forward-looking statements regarding future events, our future financial performance, and/or the future performance of the industry. These statements are predictions, and contain risks and uncertainties. Actual events or results may differ materially from those presented. These statements include words like “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “may”, “should” or the negative thereto. We cannot guarantee the accuracy of any forecasts or estimates, and we are not obligated to update any forward-looking statements if our expectations change. If you would like more information on the risks involved in forward-looking statements, please see the documents we file from time to time with the Securities and Exchange Commission, specifically our most recent Form 10K and Form 10Q.Non-GAAP Financial MeasuresThis presentation and some of our comments may reference non-GAAP financial measures. These non-GAAP financial measures exclude certain income or expense items, and are consistent with another way management internally analyzes our results of operations. Non-GAAP information should be considered to be a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. Please see the “Reconciliation of GAAP to Non-GAAP Financial Information” in this presentation.  2

# A Compelling Investment Thesis

- **Global merchant photomask market and technology leader**
  - *#1 merchant market share position*
  - *Delivering high-end growth through technology leadership*
- **Investment strategy aligned with secular growth trends**
  - *China industry expansion*
  - *Technology inflection from LCD to AMOLED*
- **Expect +40% organic revenue growth over next 3 years**
  - *Strategic investments bring top-line growth*
  - *Operating leverage creates margin expansion*

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 BackgroundGrowth DriversFinancial Summary  Agenda  4

 BackgroundGrowth DriversFinancial Summary  Agenda  5

# Photronics at a Glance

- **Largest merchant photomask manufacturer**
- **Expanding global footprint to supply increasingly global customer base**
- **Investing to extend high end leadership**
- **Strong and flexible balance sheet to fund growth**

**2017 Revenue by Product**
**$451M**


IC 78%
FPD 22%

Key Stats

Market Symbol: PLAB

Stock Exchange: NASDAQ

Headquarters: Brookfield, CT

Founded: 1969

Employees: 1,475

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 All Electronic Devices Need Photomasks  7  Design  End User  Photomask  Manufacturing Process  SmartphoneTabletPCVirtual Reality Automotive TVIoTIndustrialAppliance  Transports component design to manufacturing process  Device manufacturing and end product assembly  Component Design  Unique, proprietary IC & FPD circuit design

 BackgroundGrowth DriversFinancial Summary  Agenda  8

 Extending Leadership ThroughHigh-End Investments  9  High-End30%  Mainstream70%  High-End68%  Mainstream32%  Growth Investment Cycle

# Leveraging Technology Leadership for Mobile Display AMOLED Adoption



Smartphone AMOLED Adoption
70%
60%
50%
40%
30%
20%
10%
0%
2017
2018
2019
2020
2021
iPhone X not the end of the story

Source: Internal Estimates

- **Mobile devices moving from LCD to AMOLED**
  - Superior visual characteristics
  - Lower power consumption
  - Enables flexible format
- **Increases mask complexity**
  - More mask layers per set
  - Tighter specs on each layer
- **Installing P-800 in H118**
  - 1st to install this advanced mask writer
  - Produces highest resolution AMOLED masks

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G10.5+ Delivers Greater Glass Efficiency


1950 mm x 2250 mm
75"
73%
75"
G7.5
G6
65"
88%
65"
1500 mm x 1850 mm
G8.5
65"
64%
65"
65"
2200 mm x 2500 mm
75"
75"
94%
75"
75"
75"
75"
G10.5+
65"
65"
95%
65"
65"
65"
65"
65"
65"
3370 mm x 2940 mm

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# “Made in China 2025” Driving Growth in FPD Market…

### China FPD Mask Production Forecast ($M)



426
+17% CAGR
168
G10.5+
CAGR
+62%
2017
2023
G10.5+
G8
G6 LTPS/AMOLED
G5

**Source: Internal Estimates**

- **China represents fastest growing display region**
  - ~40 fabs in production, under construction or being planned
  - Expected to be largest display producer within next few years
- **Photomask opportunities in China are attractive**
  - Wide range of technology, including AMOLED & G10.5+
  - No strong merchant producer

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# …and IC Market


China IC Production Forecast ($B)
18% CAGR
30
13
2016
2021

Source: IC Insights, May 2017

- **China represents fastest growing semiconductor region**
  - Accommodative government policy (Made in China 2025)
  - Growing domestic producers
  - Investments by multi-nationals
- **Photomask opportunities in China are attractive**
  - Wide range of nodes in logic and memory
  - No strong domestic merchant mask producer

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# Successfully Developing China Business



China Revenue ($M)
46
+39% CAGR
9
2012
2017
IC
FPD

- **We already have meaningful business in China**
  - Strong 5-year growth (IC +28% CAGR; FPD +73% CAGR)
  - 10% of 2017 revenue (8% of IC; 19% of FPD)
- **Manufacturing presence in China should accelerate growth**
  - Customer contracts will help quickly ramp facilities
  - Investment incentives reduce risk and improve returns
  - IC JV enables us to compete more effectively

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# Investing in China Operations

| | IC | FPD |
|---|---|---|
| Announced | August 2016 | August 2017 |
| Location | Xiamen | Hefei |
| Investment ($M) | $160M | $160M |
| Structure | Majority-owned JV | Wholly-owned |
| Investment time period | 5 years | 5 years |
| Technology | High-end, mainstream, logic, memory | Up to G10.5+, AMOLED |
| Production start | Early 2019 | Spring 2019 |
| Projected sales | $150M (total for both operations) | |

**PLAB well positioned for these investments**

**Global merchant market and technology leader**

**Strong footprint in Asia**

**Balance sheet to support investment**

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 Expanding Global Network to Serve Global Customers  16  ICFPD                            China plants under construction; plan to begin production in 2019

 BackgroundGrowth DriversFinancial Summary  Agenda  17

 Q4 best quarter of yearImproving customer demand trendsSequential growth in all high-end sectorsHigh-End IC +49%High-End FPD +2%Strong operating cash flow each quarterAnticipate trends to continue in 2018  Finished 2017 with Momentum  18

 Tremendous operating leverage: 50% targetPositive Free Cash Flow since 2009Strong balance sheetSignificant net cash positionFinancial flexibility enables growth investments  Solid Financial Fundamentals  19

 Generating Cash to Fund Investments  20  2018 capex:China IC & FPD expansionFPD P-800 mask writer~50% planned for Q418

# Strong and Flexible Balance Sheet



Cash & Debt ($M)
Cash
Debt
Net Cash*
216
194
22
193
142
51
206
133
73
314
68
247
308
62
246
2013
2014
2015
2016
2017

- **Clear capital deployment priorities**
  - Fund organic growth
  - Explore strategic M&A
  - Reduce debt (converts become due in 2019)
- **Anticipate minimum $75M net cash throughout China investment period**
  - Excellent liquidity position
  - Operating cash generator
  - May use credit facilities to borrow locally in China

*Net cash defined as cash and cash equivalents less long-term borrowings (including current portion)

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# A Compelling Investment Thesis

- **Global merchant photomask market and technology leader**
  - *#1 merchant market share position*
  - *Delivering high-end growth through technology leadership*
- **Investment strategy aligned with secular growth trends**
  - *China industry expansion*
  - *Technology inflection from LCD to AMOLED*
- **Expect +40% organic revenue growth over next 3 years**
  - *Strategic investments bring top-line growth*
  - *Operating leverage creates margin expansion*

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Thank you for your interest!  For Additional Information:R. Troy Dewar, CFADirector, Investor Relations203.740.5610tdewar@photronics.com

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